                                                                  EXHIBIT 10.114

                              CONTRACT AGREEMENT

THIS AGREEMENT, made and entered into this 30th day of December, 1999 by and
                                           ----        --------------
between the FLOOD CONTROL DISTRICT OF MARICOPA COUNTY, hereinafter called the Owner, acting by and through its BOARD OF DIRECTORS, and Meadow Valley
                                                         -------------
Contractors, Inc., hereinafter called the Contractor.
-----------------

WITNESSETH: That the said Contractor, for and in the consideration of the sum of thirteen million, thirty-seven thousand, seven hundred forty-one dollars
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($13,037,741.00) to be paid to him by the Owner, in the manner and at the times
---------------
hereinafter provided, and of the other covenants and agreements herein contained, hereby agrees for himself, heirs, executors, administrators, successors, and assigns as follows:

     ARTICLE I - SCOPE OF WORK: THE Contractor shall construct, and complete in a workmanlike and substantial manner and to the satisfaction of the Chief
                                                                    -----
Engineer and General Manager, a project for the Flood Control District of
----------------------------                    -------------------------
Maricopa County, designated as Contract FCD 99-05 - Phase 3 of the Santa
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Collector Channel Project, and furnish at its own cost and expense all
-------------------------
necessary machinery, equipment, tools, apparatus, materials, and labor to complete the work in the most substantial and workmanlike manner according to the Plans and Construction Specifications on file with the Flood Control
                                                           -------------
District of Maricopa County, 2801 West Durango Street, Phoenix, Arizona, and
-----------------------------------------------------------------------
such modifications of the same and other directions that may be made by the Flood Control District of Maricopa County as provided herein.
-----------------------------------------

     ARTICLE II - CONTRACT DOCUMENTS: The Construction Specifications, i.e. Invitation to Bid, Plans, Standard Specifications and Details, Supplementary General Conditions, Special Provisions, Addenda, if any, Proposal, Affidavits, Performance Bond, Payment Bond, Certificates of Insurance, and Change Orders, if any, are by this reference made a part of this Contract and shall have the same effect as though all of the same were fully inserted herein.

     ARTICLE III - TIME OF COMPLETION: The Contractor further covenants and agrees at its own proper cost and expense, to do all work as aforesaid for the construction of said improvements and to completely construct the same and install the material therein, as called for by this agreement free and clear of all claims, liens, and charges whatsoever, in the manner and under the conditions specified within three hundred sixty-five (365) calendar days following notice to proceed.

     ARTICLE IV - PAYMENTS: For and in consideration of the faithful performance of the work herein embraced as set forth in the Contract Documents, which are a part hereof and in accordance with the directions of the Owner, through its Engineer and to its satisfaction, the Owner agrees to pay the said Contractor the amount earned, computed from actual quantities of work performed and accepted or materials furnished at the unit bid price on the Proposal made a part hereof, and to make such payment in accordance with the requirements of A.R.S. Section 34-221, as amended. The Contractor agrees to discharge its obligations and make payments to its subcontractors and suppliers in accordance with A.R.S. Section 34-221.

     ARTICLE V - TERMINATION: The Owner hereby gives notice that pursuant to A.R.S. Section 38-511(A) this contract may be canceled without penalty or further obligation within three years after execution if any person significantly involved in initiation, negotiation, securing, drafting or creating a contract on behalf of the Owner is, at any time while the contract or any extension of the contract is in effect, an employee or agent of any other party to the contract in any capacity or a consultant to any other party of the contract with respect to the subject matter of the contract. Cancellation under this section shall be effective when written notice from the Chief Engineer and General Manager of the Owner is received by all of the parties to the contract. In addition, the Owner may recoup any fee for commission paid or due to any person significantly involved in initiation, negotiation, securing, drafting or creating the contract on behalf of the Owner from any other party to the contract arising as a result of the contract.

     ARTICLE VI - NEGOTIATION CLAUSE: Recovery of damages related to expenses incurred by the Contractor for a delay for which the Owner is responsible, which is unreasonable under the circumstances and which was not within the contemplation of the parties to the contract, shall be negotiated between the Contractor and the Owner. This provision shall be construed so as to give full effect to any provision in the contract which requires notice of delays, provides for arbitration or other procedure for settlement or provides for liquidated damages.

     ARTICLE VII - COMPLIANCE WITH LAWS: The Contractor is required to comply with all Federal, State and local ordinances and regulation. The Contractor's signature on this contract certifies compliance with the provisions of the I-9 requirements of the Immigration Reform Control Act of 1986 for all personnel that the Contractor and any subcontractors employ to complete this project. It is understood that the Owner shall conduct itself in accordance with the provisions of the Maricopa County Procurement Code.

     ARTICLE VIII - MBE/WBE PROGRAM: The Owner will endeavor to ensure in every way possible that minority and women-owned business enterprises shall have every opportunity to participate in providing professional services, purchased goods, and contractual services to the Owner without being discriminated against on the grounds of race, religion, sex, age, disability, or national origin. The City of Phoenix and Maricopa County Minority, Woman and Disadvantaged Business Enterprise Program is incorporated by reference.

     ARTICLE IX - ANTI-DISCRIMINATION PROVISION: The Contractor agrees not to discriminate against any employee or applicant for employment because of race, religion, color, sex, national origin, age, or disability and further agrees not to engage in any unlawful employment practices. The Contractor further agrees to insert the foregoing provision in all subcontracts hereunder.

     IN WITNESS WHEREOF: Five (5) identical counterparts of this Contract, each of which shall for all purposes be deemed an original thereof, have been duly executed by the parties hereinabove named, on the date and year first above written.

Meadow Valley Contractors, Inc.
--------------------------------------
Party of the First Part

By /s/ Bradley E. Larson
   -----------------------------------
   (Printed Name)     (Signature)

Title: BRADLEY E. LARSON PRESIDENT
       -------------------------------

Date: 12/17/99
      --------------------------------
         07334324-B
--------------------------------------
Tax Identification Number


                   FLOOD CONTROL DISTRICT OF MARICOPA COUNTY
                           PARTY OF THE SECOND PART

RECOMMENDED BY:

/s/ [ILLEGIBLE]^^                      12/24/99           By: /s/ [ILLEGIBLE]^^           12/30/99
-------------------------------------------------          ----------------------------------------
Chief Engineer and General Manager          Date                Chairman, Board of Directors   Date
Flood Control District of Maricopa County



                                                           ATTEST:

                                                           /s/ [ILLEGIBLE]^^                 12/30/99
                                                           ------------------------------------------
                                                           Clerk of the Board 072699           Date

LEGAL REVIEW
------------

Approved as to form and within the
powers and authority granted under
the laws of the State of Arizona to
the Flood Control District.

By: /s/ Julie M. Lemmon      12/23/99
   ----------------------------------
   District, General Counsel  Date